                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       GENTNER COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                       GENTNER COMMUNICATIONS CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                October 11, 1999


TO THE SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Gentner Communications Corporation (the "Company"), a Utah Corporation, will be held on November 17, at 3:00 P.M., local time, at the Company's corporate offices located at 1825 Research Way, Salt Lake City, Utah 84119 for the following purposes:

        1.     To elect six members of the Company's Board of Directors;

        2.     To ratify the appointment of the Company's independent auditors;
               and

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors recommends that an affirmative vote be cast in favor of all nominees and for each of the proposals listed in the proxy card.

        Only the shareholders of record at the close of business on September 30, 1999 are entitled to notice of and to vote at the meeting and any adjournment thereof.

        All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder has previously returned a proxy.

                                        FOR THE BOARD OF DIRECTORS


                                        /s/ Frances M. Flood
                                        ----------------------------------------
                                        Frances M. Flood, President and
                                        Chief Executive Officer

                       GENTNER COMMUNICATIONS CORPORATION
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

        The enclosed Proxy is solicited on behalf of the Board of Directors of Gentner Communications Corporation (the "Company") for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held November 17, 1999 at 3:00 P.M. local time, or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the above date and time at the Company's offices located at 1825 Research Way, Salt Lake City, Utah 84119. The telephone number at that address is (801) 975-7200.

        These proxy solicitation materials were first mailed on or about October 11, 1999 to all shareholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARES OUTSTANDING

        Shareholders of record at the close of business on September 30, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 8,188,748 shares of Common Stock were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock held on the record date.

VOTING OF PROXIES

        By completing and returning the accompanying proxy, the shareholder authorizes Frances M. Flood and Susie S. Strohm, as designated on the face of the proxy, to vote all shares for the shareholder. All proxies that are properly signed and dated will be voted as the shareholder directs. If no direction is given, executed proxies will be voted FOR each of the nominees and listed proposals.

REVOCABILITY OF PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Susie S. Strohm, Secretary of the Company, a written notice of revocation, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

SOLICITATION

        The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, facsimile, or telegram.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

        The Company currently anticipates the Annual Meeting in 2000 will be held on or about November 15, 2000. Any shareholder desiring to submit a proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2000 Annual Meeting of Shareholders should transmit such proposal to the Secretary of the Company on or before June 13, 2000. For any other proposal that a shareholder wishes to have considered at the Company's 2000 Annual Meeting, the shareholder must notify the Company of the proposal on or before August 27, 2000. Proposals for which the Company receives notice after that time will be considered untimely, and the persons serving as proxies will have discretionary authority to vote on such matter at the meeting.

VOTE REQUIRED FOR APPROVAL

        A quorum of the shares of the Company must be present at the Annual Meeting in order for the shareholders to take official action. Under Utah law and the Articles of Incorporation and Bylaws of the Company, a quorum will exist if a majority of the shares issued by the Company and entitled to vote on a matter at the Annual Meeting are present, in person or by proxy. Abstentions and broker non-votes will be considered present at the Annual Meeting and will be counted for purposes of determining whether a quorum exists, but abstentions and broker non-votes will not be counted for purposes of determining the vote on any matter currently proposed for action at the Annual Meeting. The election of directors will be determined by plurality vote. The Board of Directors recommends that an affirmative vote be cast in favor of all nominees and for each of the proposals listed in the proxy card.

                           STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding ownership of the Common Stock of the Company as of September 1, 1999, by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each director of the Company,
(iii) the Chief Executive Officer and each other executive officer of the Company whose salary and bonus for the year ended June 30, 1999 exceeded $100,000, and (iv) all executive officers and directors of the Company as a group. Each person has sole investment and voting power with respect to the shares indicated, subject to community property laws where applicable, except as otherwise indicated below. Unless indicated otherwise, the address for each officer, director and 5% shareholder is c/o the Company, 1825 Research Way, Salt Lake City, Utah 84119.

                                                 Amount of              Percentage
        Names of Beneficial Owners         Beneficial Ownership(1)      of Class(2)
        --------------------------         -----------------------      -----------
        Edward Dallin Bagley                   1,394,335(3)               17.0%
        Edward N. Bagley                         312,333(4)                3.8%
        Frances M. Flood                         151,196(5)                1.8%
        Brad R. Baldwin                          131,166(6)                1.6%
        Susie S. Strohm                           80,984(7)                1.0%
        Dwight H. Egan                            55,000(8)                0.7%
        K. Bradford Romney, Jr.                   55,000(9)                0.7%
        Randall J. Wichinski                       2,500(9)                0.0%

        Directors and Executive Officers
        as a Group (10 people)                 2,231,119(3-10)            27.2%


(1) For each shareholder, the calculation of percentage of beneficial ownership is based on 8,188,748 shares of Common Stock outstanding as of September 1, 1999 and shares of Common Stock subject to options held by the shareholder that are currently exercisable or exercisable within 60 days of September 1, 1999.

(2) The percentage ownership for any person is calculated assuming that all the stock that could be acquired by that person within 60 days by option exercise or otherwise, is in fact outstanding and that no other stockholder has exercised a similar right to acquire additional shares.

(3) Director. Includes: 1,294,285 shares owned directly; 100,000 shares owned by a corporation controlled by Mr. Bagley; 50 shares owned by Mr. Bagley's wife as custodian for one of Mr. Bagley's daughters. Excludes: 50 shares owned by another of Mr. Bagley's daughters; and shares owned by the Bagley Family Revocable Trust, all of which Mr. Bagley disclaims beneficial ownership.

(4) Director. Includes: 257,333 shares owned by the Bagley Family Revocable Trust, of which Mr. Bagley is a co-trustee with his wife; and options to purchase 55,000 shares that are exercisable within 60 days. Excludes: shares held or controlled by Mr. Bagley's son (Edward Dallin Bagley) and granddaughters as described in footnote 3 above, all of which Mr. Edward N. Bagley disclaims beneficial ownership.

(5) President, Chief Executive Officer and Director. Includes: 51,862 shares owned directly and options to purchase 99,334 shares that are exercisable within 60 days.

(6) Director. Includes: 66,166 shares owned directly; options to purchase 60,000 shares that are exercisable within 60 days; and 5,000 shares owned by Mr. Baldwin's wife.

(7) Vice President and Chief Financial Officer. Includes: 29,020 shares owned directly and options to purchase 51,964 shares that are exercisable within 60 days.

(8) Director. Includes: options to acquire 55,000 shares that are exercisable within 60 days.

(9)  Directors. All shares are owned directly.

(10) Includes: an additional 6,105 shares owned directly by two additional officers; and options to purchase 42,500 shares that are exercisable within 60 days by those officers.

                      PROPOSAL ONE -- ELECTION OF DIRECTORS

        The Company currently has seven directors. Six are nominated for re-election at the Annual Meeting to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. Randall J. Wichinski was voted in as a director to fill the vacancy left by K. Bradford Romney, Jr. Unless otherwise instructed, the proxies will be voted for the election of the six nominees named below. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors has no reason to believe any nominee will be unavailable.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

NOMINEES

The following individuals are currently directors of the Company:

                                                                              Director
Name                          Age      Principal Occupation                     Since
----                          ---      --------------------                   ---------
Edward Dallin Bagley*         61       Attorney                                 1994

Edward N. Bagley*             87       Vice President of Smith Barney and
                                       Member of the Board of Mining
                                       Services International                   1993

Brad R. Baldwin               44       President and Chief Executive Officer
                                       of Bank One, Utah                        1988

Dwight H. Egan                46       President and Chief Executive Officer
                                       of Broadcast International, Inc.         1994

Frances M. Flood              43       President and Chief Executive Officer    1998

Randall J. Wichinski          46       President of East Cincinnati Running
                                       Company, Inc.                            1999


        * Edward N. Bagley and Edward Dallin Bagley are father and son, respectively.


        Edward Dallin Bagley has been a Director of the Company since April 1994. Previously, Mr. Bagley served as a Director of the Company from April 1987 to July 1991. Mr. Bagley began practicing law in 1965. During the past six years, Mr. Bagley has served as Vice

President of National Financial, a computer back-up accounting firm for health clubs. Mr. Bagley is also currently a director of Tunex International, a chain of automotive engine performance and service centers and of National Environmental Services Company. Mr. Bagley received a Juris Doctorate in 1965 from the University of Utah College of Law.

        Edward N. Bagley has been a Director of the Company since January 1993. Mr. Bagley is currently Vice President of Salomon Smith Barney, with whom he has been associated since 1971. Mr. Bagley has worked in the investment industry since 1934. Mr. Bagley is also a member of the Board of Directors of Mining Services International, a publicly held developer of explosives technology and suppliers of chemicals to the mining industry, located in Salt Lake City, Utah. He received a bachelor's degree from Utah State University in 1933.

        Brad R. Baldwin has been a Director of the Company since September 1988. Since October 1, 1994, Mr. Baldwin has served as President and Chief Executive Officer of Bank One, Utah, a commercial bank headquartered in Salt Lake City, Utah. Mr. Baldwin served as Senior Vice President and General Counsel of Bank One from 1988 until his appointment as President and CEO. From 1981 to 1988, Mr. Baldwin was engaged in the general practice of law at the firm of Biele, Haslam & Hatch in Salt Lake City, Utah. Mr. Baldwin received a Juris Doctorate in 1980 from the University of Washington.

        Dwight H. Egan has been a Director of the Company since November 1994. Mr. Egan is currently Executive Vice-President of Sales and Marketing as well as a Board member of Data Broadcasting Corporation which is the leading provider of real-time market data to the individual trader and investor. From November 1985 to August 1999, Mr. Egan was the President and Chief Executive Officer of Broadcast International, Inc., a satellite communications and business information company located in Midvale, Utah. Broadcast International, Inc. is a subsidiary of Data Broadcasting Corporation.

        Frances M. Flood has been a Director of the Company since June of 1998. Ms. Flood joined the Company in October 1996 as Vice-President of Sales and Marketing. She was named President in December 1997 and Chief Executive Officer in June 1998. Prior to joining the Company, Ms. Flood was Area Director of Sales and Marketing for Ernst & Young, LLP, an international accounting and consulting firm. Ms. Flood has over twenty-five years experience in sales, marketing, change management, international business and finance.

        Randall J. Wichinski has been a Director of the Company since June 1999. He is currently President of East Cincinnati Running Company, Inc. From April 1983 to March 1999, Mr. Wichinski was employed at Ernst & Young LLP, an international accounting and consulting firm, serving as a Tax Partner for ten years. He received a bachelor's degree in 1977 and a Master of Business Administration degree in 1982 from the University of Wisconsin-Madison.

DIRECTOR COMPENSATION

        All directors serve until their successors are elected and have qualified. The Company pays each director $650 per month for services provided as a director. Directors who are also employees of the Company receive no additional compensation for serving on the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors has three committees, the Executive, Audit and Compensation Committees. The Executive Committee is composed of Ms. Frances M. Flood, Mr. Brad R. Baldwin and Mr. Dwight H. Egan. The Audit Committee is currently composed of Mr. Edward Dallin Bagley, Mr. Edward N. Bagley, Mr. Brad
R. Baldwin, Mr. Dwight H. Egan, Mr. K. Bradford Romney and Mr. Randall J. Wichinski. The Compensation Committee is currently composed of Mr. Edward Dallin Bagley, Mr. Edward N. Bagley, Mr. Brad R. Baldwin, Mr. Dwight H. Egan, Mr. K. Bradford Romney and Mr. Randall J. Wichinski. The Executive Committee exercises all the powers and authority of the Board of Directors in the management of the business and affairs of the Company except those which by statute, Articles of Incorporation or By-laws are reserved to the Board of Directors. The Audit Committee is authorized to review proposals of the Company's auditors regarding annual audits, recommend the engagement or discharge of the Company's auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors. The Compensation Committee makes recommendations to the Board of Directors regarding remuneration of the executive officers and directors of the Company and administers the incentive plans for directors, officers and key employees.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

        The Board of Directors held six meetings during the last fiscal year. The Executive Committee held no formal meetings during the last fiscal year. The Audit Committee held one formal meeting during the last fiscal year. The Compensation Committee held no formal meetings during the last fiscal year. During the last fiscal year no incumbent director attended fewer than 75 percent of all meetings, except K. Bradford Romney, Jr.

EXECUTIVE OFFICERS

        Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed. The executive officers of the Company are as follows:

        Name             Age                   Position
        ----             ---                   --------
Frances M. Flood         43     President and Chief Executive Officer
Brooks Gibbs             40     Chief Technology Officer
Curtis Hewitson          35     Vice President of Human Resources
Susie S. Strohm          39     Vice President of Finance and Chief Financial Officer

        For the biography of Ms. Flood, see "Nominees".

        Brooks Gibbs was named Chief Technology Officer for Gentner Communications in November of 1998. He has been with Gentner for 11 years serving in Engineering, Manufacturing, Product Management, Sales, Marketing and Customer Service areas. Prior to joining the Company, Mr. Gibbs was a lead project design engineer for Centro Corporation, a systems design and integration company. Mr. Gibbs has over 19 years of communications product development and product management experience.

        Curtis Hewitson was named Vice President of Human Resources for Gentner Communications in November 1998. He has been with Gentner since December 1994 serving in Human Resources. Prior to joining the Company, Mr. Hewitson worked in the telecommunications industry for nine years. In 1989, Mr. Hewitson received a Bachelor of Science degree from the University of Utah.

        Susie S. Strohm became Vice President of Finance in 1997, and was named Chief Financial Officer during 1998. In 1996, Ms. Strohm joined the Company as its Controller. Prior to joining the Company, Ms. Strohm was the Controller for Newspaper Agency Corporation in Salt Lake City. She graduated from the University of Utah with a Bachelor of Science degree in Accounting, and received her Master of Business Administration degree from Westminster College.

EXECUTIVE COMPENSATION

        SUMMARY COMPENSATION

        The following table sets forth the compensation of the Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company for each of the Company's last three fiscal years whose total salary and bonus for the year ended June 30, 1999 exceeded $100,000, for services rendered in all capacities to the Company during such fiscal years.

                           SUMMARY COMPENSATION TABLE

                                         Annual Compensation
                                  ----------------------------------        All Other
Name and Position                 Year          Salary         Bonus     Compensation(1)
-----------------                 ----          ------         -----     ---------------
Frances M. Flood                 Fiscal
President & CEO(2)                98-99       $104,912       $66,064        $2,022

                                 Fiscal
                                  97-98       $117,310       $16,649         --

                                 Fiscal
                                  96-97        $70,657        $8,903         --

Susie S. Strohm                  Fiscal
Vice President & CFO(3)           98-99        $72,716       $44,414        $1,721


(1) This amount reflects the Company's contributions to the deferred compensation (401(k)) plan.

(2)  Ms. Flood did not join the Company until Fiscal 96-97.

(3)  Ms. Strohm did not meet the compensation constraint until fiscal year 1999.


        STOCK OPTIONS/SARS

        No stock options or SAR grants were made to any named executive officers during the last fiscal year.

        AGGREGATED STOCK OPTION/SAR EXERCISES

        The following table sets forth the aggregated stock options and SARs exercised by the named executive officers in the last fiscal year and the year-end value of unexercised options and SARs:

       AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED JUNE 30, 1999
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                   Number of
                                                                   Securities           Value of
                                                                   Underlying          Unexercised
                                                                  Unexercised          In-The-Money
                                                                  Options/SARs         Options/SARs
                              Shares                              at FY-End (#)       at FY-End ($)
                              Acquired             Value          Exercisable/         Exercisable/
Name and Position          on Exercise (#)      Realized ($)     Unexercisable       Unexercisable(1)
-----------------          ---------------      ------------     -------------       ----------------
Frances M. Flood
CEO & President                  28,666          $  56,368       56,334/217,000      $240,592/$753,835

Susie Strohm
CFO & Vice President             21,536          $  42,378       25,964/142,500      $113,498/$432,334

(1) This value was calculated based on the closing stock price of $5.13 on June 30, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Gentner Research Ltd. ("GRL"), is a related limited partnership, formed in August 1985, in which the Company is the general partner and Edward Dallin Bagley and, among other unrelated parties, certain members of his family, are the limited partners. In 1987 and 1988, GRL sold to the Company proprietary interests in the VRC-1000 (now VRC-2000), VRC-1000 Modem (now VRC-2000), and Digital Hybrid in exchange for royalty payments. Royalty expense recognized by the Company for the years ending June 30, 1999 and 1998 was $39,900 and $43,500 respectively. The following directors and/or executive officers and members of their immediate families have purchased the following interests in GRL:

       Edward D. Bagley (Director)................................    10.42%
       Edward N. Bagley (Director)................................     5.21%
       Robert O. Baldwin (father of Brad Baldwin).................    10.42%

        The Company has also formed a second related limited partnership, Gentner Research II, Ltd. ("GR2L"), also in which it acts as general partner. In fiscal year 1997, GR2L sold proprietary interest in the GSC3000 to the Company in exchange for royalty payments. Royalty expense recognized by the Company for the years ending June 30, 1999 and 1998 was $82,989 and $54,810 respectively. The following directors and/or executive officers and members of their immediate families have purchased the following interests in GR2L:

       Brad R. Baldwin (Director)....................................     3.19%
       Robert O. Baldwin (father of Brad Baldwin)....................     9.58%
       Edward D. Bagley (Director)...................................     6.39%
       Edward N. Bagley (Director, father of Edward D. Bagley).......     6.39%

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of equity securities of the Company. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, persons defined above have complied with all applicable Section 16(a) requirements during the preceding fiscal year.

                 PROPOSAL TWO -- RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

        The Board of Directors has appointed Ernst & Young, LLP, as independent auditors for the Company for the current fiscal year, and recommends that the shareholders vote for ratification of such appointment. Ernst & Young, LLP, has served as the Company's independent auditors since 1990.

        Neither Ernst & Young nor any of its members have ever had any direct or indirect financial interest in the Company or been connected with the Company as promoter, underwriter, voting trustee, director, officer, or employee. It is anticipated that a representative of Ernst & Young will attend the Annual Meeting and will be available to respond to questions. It is not anticipated that the representative will make any statement or presentation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.


                                  OTHER MATTERS

        The Board of Directors knows of no other matter to be presented for action at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

        It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose at your earliest convenience.

                                        FOR THE BOARD OF DIRECTORS


                                        /s/ Frances M. Flood
                                        ----------------------------------------
                                        Frances M. Flood, President
                                        and Chief Executive Officer



Salt Lake City, Utah
October 11, 1999

                           [Front side of proxy card]

                       GENTNER COMMUNICATIONS CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 17, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder of Gentner Communications Corporation, a Utah corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 11, 1999, and hereby appoints Frances M. Flood and Susie S. Strohm, proxies and attorneys-in-fact, with full power to each of substitution in behalf of and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders to be held on November 17, 1999, at 3:00 P.M. local time, at the offices of the Company located at 1825 Research Way, Salt Lake City, Utah 84119, and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below.

        A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any postponement or adjournment thereof (or, if only one shall be present and act, then that one) shall have and may exercise all the powers of said attorneys-in-fact hereunder. In addition to the following proposals, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

                                               WITHHOLD
I.  ELECTION OF DIRECTORS           FOR          VOTE

    Edward Dallin Bagley            ____         ____
    Edward N. Bagley                ____         ____
    Brad R. Baldwin                 ____         ____
    Dwight H. Egan                  ____         ____
    Frances M. Flood                ____         ____
    Randall J. Wichinski            ____         ____

    Mark here to vote for the       ____         ____
    entire slate of nominees
    listed above

II. APPOINTMENT OF ERNST &
    YOUNG, LLP AS AUDITORS          FOR         AGAINST      ABSTAIN
                                    ____         ____         ____



                     (Continued and signed on reverse side)

                          [Reverse side of proxy card]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR ALL DIRECTORS SET FORTH HEREIN, FOR THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.


___________________________________          ___________________________________
Date                                         Signature

___________________________________          ___________________________________
Signature (if held jointly)                  Name of Shareholder (please print)

                                             ___________________________________
                                             Title (if any)


(This proxy should be marked, dated, signed by each shareholder exactly as such shareholder's name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)